ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT is made and entered into this 11th day of November, 1999, by and among FlightBrief Online Service, Inc., a Georgia corporation ("Seller"), Data Transmission Network corporation, a Delaware corporation ("Buyer"), and Gregg F. Lewis, an individual (the "Stockholder").

                                    RECITALS:

         A. Seller is engaged in the business of creating, assembling, marketing, maintaining and publishing two web sites (the "Web Sites") www.weatherconcepts.com, which provides real-time weather graphics to aviation, marine, farming and construction subscribers, and www.flightbrief.com, which provides real-time weather graphics and interactive flight planners, airport databases and other resources to aviation subscribers (the "Business").

         B. Seller desires to sell certain of its assets used in the conduct of the Business, and Buyer desires to acquire such assets.

         C. The Stockholder, as the owner of all of the issued and outstanding stock of Seller, joins in this Agreement to confirm certain representations, warranties and agreements of Seller herein, to agree to certain restrictive covenants, and to indemnify Buyer in connection with certain matters.

         In consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller, the Stockholder and Buyer, intending to be legally bound, agree as follows:

         1. Purchase and Sale. Buyer agrees to purchase from Seller, and Seller agrees to sell to Buyer, the Business and all right, title and interest in and to the following property and assets of Seller (collectively the "Assets"):

         (a) All of Seller's computer hardware, web hosting servers, equipment and other tangible personal property used in the conduct of the Business, including but not limited to the items listed on
               Schedule 1 attached hereto and incorporated herein by this reference;

         (b) All of Seller's right, title and interest in the software used in the Business to the extent assignable, including but not limited to the software listed on Schedule 1 attached hereto;

         (c) All of Seller's right, title and interest in the subscriptions (whether written, oral, or entered into via the Web Sites) with customers to use the Web Sites, including but not limited to the prepaid and unearned revenue from such subscriptions;

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         (d)   All right, title and interest in and to the registered  trademark
               FLIGHTBRIEF   and  the   unregistered   trademarks   WXBRIEF.COM,
               WEATHERCONCEPTS.COM and FLIGHTBRIEF.COM (the "Trademarks") and the Internet domain names WXBRIEF.COM, WEATHERCONCEPTS.COM and FLIGHTBRIEF.COM (the "Domain Names");

         (e) All of Seller's information, files, records, data, plans, and recorded knowledge, including subscriber and supplier lists, related to the Business and similar or related data; and

         (f) All of Seller's goodwill pertaining to or arising out of the Business.

         2. Consideration. Buyer agrees to pay, and Seller agrees to accept, as the entire aggregate consideration for the Assets and the noncompete agreements of Seller and the Stockholder referred to in Paragraph 15, the cash sum of $18,000 plus the amount determined by multiplying $108.00 (the "Subscriber Price") by the lesser of (i) the aggregate number of subscribers to the Web Sites on the Closing Date or (ii) the aggregate number of subscribers to the Web Sites on the date (the "Settlement Date") 100 days after the Closing. One Hundred Five Thousand Dollars ($105,000) of the purchase price shall be paid by Buyer to Seller on the Closing. Prepaid subscription revenue shall be prorated as of the Closing Date and the unearned portion thereof shall be paid by Seller to Buyer at Closing or sum amount shall be credited against the payment due to Seller at Closing. Eighty Seven Thousand Five Hundred Dollars ($87,500) of the purchase price shall be paid to Seller from the escrowed funds referred to below when the Web Sites are operational using the servers located at Buyer's facilities. The balance of the purchase price shall be paid to Seller, without interest, on the Settlement Date. The consideration to be given by Buyer under this paragraph shall be allocated among the Assets and such noncompete agreements as described in Schedule 3. Seller, the Stockholder and Buyer each agree that they will not take a position on any income tax return, before any governmental agency charged with the collection of any income tax, or in any judicial proceeding which is in any way inconsistent with such allocation. Time is of the essence with respect to payment on the Settlement Date. As security for such payment, Seller shall escrow all conveyance instruments and Buyer shall escrow the cash sum of $262,500 with a title insurance company acceptable to Buyer and Seller (the "Escrow Agent") at Closing. On the date that the Escrow Agent is notified by Seller and Buyer that the Web Sites are operational using the servers located at Buyer's facilities, the Escrow Agent shall release $87,500 to Buyer as provided above. On the Settlement Date, the Escrow Agent shall release the funds to Seller to the extent the purchase price remains unpaid and shall release the conveyance instruments and any surplus cash to Buyer; provided, however, in the event Buyer, prior to the Settlement Date, notifies the Escrow Agent in writing that it has a bona fide and material dispute with Seller under this Agreement, then all of the escrowed funds are to be retained by the Escrow Agent until the dispute is resolved. Interest on the escrowed funds shall belong to Buyer unless otherwise agreed or imposed upon the parties by a court of competent jurisdiction. On or before the Closing, Buyer and Seller shall enter into an escrow agreement with the Escrow Agent consistent with the terms set forth in this paragraph.

         3. Assumption of Liabilities. Buyer shall assume, agree to perform, and discharge when due only those obligations of Seller arising out of the

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subscriptions listed on Schedule 2 with respect to the period from and after the
Closing Date (the Assumed Liabilities"). Seller and Buyer agree that, other than the Assumed Liabilities, Buyer does not agree to assume and shall have no responsibility for any of the debts, obligations or liabilities of Seller (the "Excluded Liabilities"), all of which shall remain the sole responsibility of and shall be paid and discharged by Seller as they become due. The Excluded Liabilities include without limitation all of the following:

         (a) Any tax liability or tax obligation of Seller, its directors, officers, shareholders and agents which has been or may be asserted by any taxing authority, including without limitation any such liability or obligation arising out of or in connection with this Agreement or the transactions contemplated hereby.

         (b) Any liability or obligation of Seller whether incurred prior to, at or subsequent to the Closing Date for any amounts due or which may become due to any person or entity who is or has been a holder of any debt or equity security of Seller.

         (c) Any trade account payable or note payable of Seller or any contract obligation of Seller (other than the Assumed Liabilities) whether incurred prior to, at or subsequent to the Closing Date, including without limitation all obligations to Unisys Corporation (including the payment for termination of the contract with Unisys Corporation), Freese-Notis, and NW Aero.

         (d) Any liability or obligation arising out of any litigation, suit, proceeding, action, claim or investigation, at law or in equity or in arbitration, related to Seller's operation of the Business prior to the Closing Date.

         (e) Any claim, liability or obligation, known or unknown, contingent or otherwise, the existence of which is a breach of, or inconsistent with, any representation, warranty or covenant of Seller set forth in this Agreement.

         (f) Any liability or obligation specifically stated in this Agreement or the Schedules hereto as not to be assumed by Buyer.

         4. Transfer Documents. Seller shall sell, transfer, assign, convey, and deliver to Buyer at the Closing the Assets by (i) a warranty bill of sale and assignment in the form of Exhibit A hereto, (ii) the Registrant Name Change Agreements for submission to Network Solutions, Inc. in the form of Exhibit B hereto to transfer the Domain Names, (iii) an Assignment of Trademarks for submission to the Patent and Trademark Office in the form of Exhibit C hereto to transfer the Trademarks, and (iv) such other good and sufficient instruments of sale, assignment, conveyance and transfer as shall be required to effectively vest in Buyer all of Seller's right, title, and interest in and to the Assets, free and clear of all liens, encumbrances, security interests, actions, claims and equities of any kind whatsoever. Seller agrees to take such actions as may be necessary to make available for use by Buyer the Domain Names and Trademarks, including without limitation Seller's change of its corporate name. Buyer shall be entitled to possession of the Assets upon the Closing. From time to time after the Closing, at Buyer's request and without further consideration, Seller

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

agrees to execute and deliver such other instruments of conveyance and transfer and take such other action as Buyer reasonably may require more effectively to convey, transfer to and vest in Buyer, and to put Buyer in possession of, any of the Assets.

         5. Closing. Subject to the termination of this Agreement as provided in
Section 10, the closing of the transactions provided for in this Agreement (the "Closing") shall take place at _______________________________________, at 10:00
a.m. on ___________, 1999 (the "Closing Date"), or such other place, time and date as the parties may agree. Time is of the essence of this Agreement.

         6. Obligations to Employees. Seller agrees that it shall be responsible for any obligations to any of its employees which heretofore may have arisen or hereafter may arise by reason of any services rendered by such employees, including but not limited to salaries, bonuses, vacation pay, retirement benefits, and other fringe benefits; and Seller hereby agrees to pay all of such obligations directly to the employees involved when due. Seller agrees timely to pay all payroll tax, withholding, and unemployment compensation payments required to be made with respect to the compensation of such employees and to hold Buyer harmless therefrom. Seller shall furnish to Buyer such evidence of Seller's compliance with the provisions of this paragraph as Buyer reasonably may request from time to time.

         7. Representations and Warranties. Seller warrants, represents and covenants to and with Buyer:

         (a) That Seller has full right and lawful authority to enter into this Agreement and to sell the Assets; that Seller's performance of its obligations under this Agreement will not violate any agreement, document, trust (constructive or otherwise), order, judgment or decree to which Seller is a party or by which it is bound; and that, upon the transfer and assignment of the Assets to Buyer as hereinbefore mentioned, Buyer will acquire good and merchantable title thereto, free and clear of any liens, encumbrances, security interests, actions, claims, and equities of any kind whatsoever.

         (b) That Seller is the sole and lawful owner of and has good and marketable title to all of the Assets, free and clear of any liens, encumbrances, security interests, actions, claims, and equities of any kind whatsoever; provided, however, with respect to software Seller represents that it is the rightful licensee (not owner) and that it has the right to assign its license to Buyer, and with respect to trademarks, Seller makes no representation as to the ability of third parties to assert a competing claim to any mark used in Seller's business.

         (c) All material items of tangible personal property to be acquired by Buyer pursuant to this Agreement are in good operating condition, subject to normal wear.

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                                     -145-
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         (d)   That  there  are  no  suits,   arbitrations  or  other  legal  or
               governmental proceedings pending or threatened against Seller which might conceivably affect the title to the Assets.

         (e) That Seller has duly and timely filed all federal, state, and local tax returns of every kind whatsoever and has paid in full the tax liability shown on such returns; that no unpaid deficiencies are in existence which have been asserted against Seller by any official or agency as a result of the filing of such returns; and that, to the knowledge of Seller, there is not now pending any examination with respect to any such returns nor does Seller know of any impending examination with respect to any such returns.

         (f) That promptly after the Closing Date Seller shall pay all sales and use taxes imposed on or collectible by Seller and shall furnish to Buyer evidence that all of Seller's sales and use taxes have been paid (it being understood that Buyer is purchasing the Assets for use in its business of producing goods and services).

         (g) To the best of Seller's knowledge, use of the Trademarks do not require the consent of any other person and the same are freely transferable and are owned exclusively by Seller free and clear of any licenses, charges, attachments, liens, encumbrances or adverse claims. No other person has an interest in or right or license to use, or the right to license others to use, any of the Trademarks. There are no claims or demands of any other person pertaining thereto and no proceedings have been instituted, or, to the best of Seller's knowledge, are pending or threatened, which challenge Seller's rights in respect of the Trademarks. None of the Trademarks is subject to any outstanding order, decree, judgment or stipulation, or, to the best knowledge of Seller, is being infringed by others. No claim has been made and no proceeding has been filed or, to the best of Seller's knowledge, is threatened to be filed charging Seller with infringement of any adversely held trade name or trademark.

         (h) There is no undisclosed fact, development, or threatened development with respect to the markets, products, customers, vendors, suppliers, operations, assets or prospects of the Business which are known to Seller which would materially adversely affect the business, operations or prospects of the Business considered as a whole, other than such conditions as may affect as a whole the economy generally.

         (i) Seller's tax return for the year 1998 furnished to Buyer fairly and accurately represents the financial operations and condition of the Business for such year.

         (j) That Seller has listed on Schedule 2 all of Seller's subscriptions to the Web Sites as of ____________, 1999; Seller has no other contracts (oral or written or entered into via the Web Sites) with the customers of the Business. Seller has delivered to Buyer true, correct and complete copies of all written contracts with subscribers to the Web Sites relating to the Business, and written summaries of the terms of all oral or

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               computer generated contracts relating to the Business, and all of such contracts are presently in full force and effect and are assignable to Buyer.

         (k) Except to the extent disclosed to Buyer in writing prior to the date of this Agreement, all Date Data and Date-Sensitive Systems (each as hereinafter defined) are Year 2000 Compliant (as hereinafter defined). "Date Data" means any data of any type that includes date information or which is otherwise derived from, dependent on or related to date information. "Date-Sensitive System" means any software, microcode or hardware system or component, including any electronic or electronically controlled system or component, that processes any Date Data and that is included within the Assets. "Year 2000 Compliant" means (i) with respect to Date Data, that such data is in proper format and accurate for all dates in the twentieth and twenty-first centuries, and (ii) with respect to Date-Sensitive Systems, that each such system accurately processes all Date Data, including for the twentieth and twenty-first centuries, without loss of any functionality or performance, including but not limited to calculating, comparing, sequencing, storing and displaying such Date Data (including all leap year considerations), when used as a stand-alone system or in combination with other software or hardware.

         (l) That from the date of this Agreement to the Closing Date, Seller will conduct the Business in a normal and regular manner and will use its best efforts to retain the subscribers to the Web Sites.

         (m) That from the date of this Agreement to the Closing Date, Seller agrees to aid and assist Buyer in obtaining access to the Web Sites and servers to coordinate and facilitate the transfer of the Business to Buyer at the Closing and to coordinate in advance the input of Buyer's content on to the Web Sites.

         8. Indemnification. Provided that Buyer has fully performed hereunder, Seller and the Stockholder, jointly and severally, agree to indemnify Buyer and hold Buyer harmless from and against any and all liability, loss, litigation, expense or claim (including reasonable attorney fees) arising out of, resulting from, relating to, in the nature of or caused by:

         (a) Any material breach occurring within twelve (12) months after Closing of any representation, warranty, covenant or agreement made by Seller and/or the Stockholder in this Agreement or in any agreement, statement, certificate, instrument or other document furnished or delivered or to be furnished or delivered to Buyer pursuant hereto or in connection with the transactions contemplated by this Agreement;

         (b) The ownership or operation of the Assets or the Business prior to the Closing Date (except to the extent included in the Assumed Liabilities);

         (c)   The Excluded Liabilities; and

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                                     -147-

         (d) Buyer agrees to give Seller and Stockholder reasonable notice of and opportunity to defend and/or cure any indemnity claim it intends to present.

         Buyer agrees to indemnify Seller and Stockholder and hold Seller and Stockholder harmless from and against any and all liability, loss, litigation, expense or claim (including reasonable attorney fees) arising out of, resulting from, relating to, in the nature of or caused by (i) Buyer's material breach hereunder, (ii) the Buyer's failure to perform under the Assumed Liabilities, or
(iii) Buyer's act or omission in its post-Closing operation of the Assets.

         9. Conditions to Buyer's Obligations at Closing. The obligations of Buyer to purchase the Assets hereunder and consummate the transactions contemplated hereby are conditioned on the satisfaction, unless waived, of the following conditions at the Closing:

         (a) The representations and warranties made by Seller in Section 7 shall be true and correct in all material respects as of the Closing Date and Seller shall execute and deliver a certificate to such effect to Buyer at Closing.

         (b) Buyer shall have determined in its sole discretion that the Assets being transferred to Buyer hereunder are free and clear of any liens, claims, encumbrances, charges and the like.

         (c) Seller shall have in all material respects performed and complied with all of its agreements and obligations hereunder which are to be performed or complied with prior to or on the Closing Date.

         10.      Termination.

         (a) Termination by Mutual Consent. At any time prior to the Closing, this Agreement may be terminated by mutual written consent of Buyer and Seller.

         (b) Termination by Buyer. Buyer may terminate this Agreement at any time prior to the Closing by delivery of written notice to Seller if:

                  (i) Seller has failed to perform any of its covenants under this Agreement or has violated this Agreement in any material respect; or
                  (ii) Any representation or warranty made by Seller in this Agreement is false or inaccurate in any material respect or there is any material misrepresentation or material omission by Seller.

         (c) Termination by Seller. Seller may terminate this Agreement at any time prior to the Closing by delivery of written notice to Buyer if:

                  (i) Buyer has violated this Agreement in any material respect; or

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                  (ii)  Any  representation  or  warranty  made by Buyer in this
         Agreement is false or inaccurate in any material respect or there is any material misrepresentation or material omission by Buyer.

         (d) Effect of Termination. In the event of termination as provided above, this Agreement shall then become of no further force or effect, all parties hereto shall bear their own costs associated with this Agreement and all transactions mentioned herein, and there shall be no obligation on the part of Buyer or Seller or the officers, directors or shareholders of Buyer or Seller.

         11. Bulk Sales. The parties represent that no inventory of any kind is being sold by Seller to Buyer hereunder; thus neither party intends to provide any notice under the bulk sales provisions of the Uniform Commercial Code. Seller has taken any and all actions required under local law with respect to the transactions contemplated by this Agreement and will satisfy on or before the Closing Date (or make arrangements satisfactory to Buyer in its sole discretion to satisfy) all creditor claims, excluding Assumed Liabilities.

         12. Survival. The representations, warranties, and covenants on the part of Seller and/or the Stockholder contained in this Agreement shall survive the Closing and shall be binding upon Seller and the Stockholder and their heirs, legal representatives, successors and assigns.

         13. Payment of Liabilities. Seller agrees to pay as promptly as possible any and all liabilities of Seller existing on the Closing date and to hold Buyer harmless therefrom. Buyer and Seller agree that Buyer is not assuming and shall have no responsibility for any of the debts, obligations, or liabilities of Seller, including but not limited to any liabilities or obligations of Seller (whether fixed, absolute, contingent, known, unknown, direct, indirect, or otherwise) whether incurred or accrued before or after the Closing Date, which in any way relate to the performance or non-performance of, or any other liability or obligation relating to any service or product furnished or sold by Seller prior to or after the Closing Date, and Seller hereby agrees to hold Buyer harmless from any cost or expense arising out of or relating to any such debts, obligations, or liabilities; provided, however, such indemnification by Seller does not extend to any Assumed Liabilities.

         14. Transfer Taxes. Seller shall pay all sales and other similar taxes imposed on or collectible by Seller or Buyer by reason of the transfer of the Assets.

         15. Noncompete. For a period of three (3) years after the date of this Agreement, neither Seller nor the Stockholder shall, directly or indirectly, whether as a shareholder, partner or investor possessing any ownership interest, or as principal, agent, employee, proprietor, independent contractor, consultant or in any other capacity:

         (a) Solicit for itself or others, or advise or recommend to any other person that such person solicit, any of the customers or subscribers of the Business for the purpose of competing with Buyer or any of its members in the Business.

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

         (b) Offer, sell, license, lease, facilitate or promote the use of any products or services presently provided or being developed by Seller in competition with Buyer or any of its affiliates in the Business anywhere within those territories in the United States of America in which Seller was conducting the Business on the date of this Agreement.

         (c) Compete with Buyer or any of its affiliates in the business of delivering or publishing over the Internet real-time weather graphics, interactive flight planners or airport databases.

If any court having jurisdiction at any time hereafter shall hold any of such restrictive covenants to be unenforceable or unreasonable as to its scope, territory, or period of time, and such court in its judgment or decree shall declare or determine the scope, territory, or period of time which such court deems to be reasonable, then such scope, territory or period of time, as the case may be, shall be deemed automatically to have been reduced to that declared or determined to be reasonable by such court. Notwithstanding the foregoing, if any clause or provision of this paragraph shall be unenforceable, then such clause or provision shall be deemed to be deleted from this paragraph, but every other clause and provision shall continue in full force and effect. These covenants are an integral part of the asset purchase transaction contemplated by this Agreement and Buyer would not have entered into this Agreement in the absence of such covenants. Seller and the Stockholder acknowledge that the agreements contained in this paragraph are reasonable and necessary to protect the Business being purchased by Buyer and that any breach thereof will result in irreparable injury to Buyer for which Buyer has no adequate remedy at law. Seller and the Stockholder therefore agree that, in the event either of them breaches any of the agreements contained in this paragraph, Buyer shall be authorized and entitled to seek from any court of competent jurisdiction (i) a temporary restraining order, (ii) preliminary and permanent injunctive relief,
(iii) an equitable accounting of all profits or benefits arising out of such breach, and (iv) direct, incidental, and consequential damages resulting from such breach. Such rights or remedies shall be cumulative and in addition to all other rights or remedies to which Buyer may be entitled.

         16. Entire Agreement. This document constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended, or terminated except by a written agreement specifically referring to this Agreement and signed by all of the parties hereto.

         17. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         18. Further Instruments. The parties hereto shall execute and deliver such additional instruments and documents as may be reasonably requested by any of them in order to carry out the purposes and intent of this Agreement and to fulfill their respective obligations.

         19. Governing Law. This agreement shall be construed in accordance with the laws of the State of Georgia.
                                       9

         20. Severability. In the event that one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any of the other provisions contained in this Agreement, which provisions shall remain in full force and effect.

         21. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         22. Schedules and Exhibits. All references to Schedules and Exhibits herein, unless otherwise stated, means the schedules and exhibits attached to this Agreement which are hereby incorporated by reference.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                            DATA TRANSMISSION NETWORK
                                            CORPORATION, a Delaware corporation


                                            By:/s/ Greg T. Sloma
                                               -------------------------
                                               Greg T. Sloma, President

                                            FLIGHTBRIEF ONLINE SERVICE, INC.,
                                            a Georgia corporation


                                            By:/s/ Gregg F. Lewis
                                               -----------------------------
                                               Gregg F. Lewis, President


                                       10

                                   SCHEDULE 1

                             List of Certain Assets

Tangible Personal Property

calm.weather.net

     VA Linux StartX-MP
     single 450 MHz PIII
     256 Meg  memory,  two 128 meg  modules
     Jaton 4mb PCI video card
     40x CD-ROM
     Keyboard and mouse
     RedHat v6, RedHat Secure Web Server

parhelion.weather.net
     Sun SparcStation 20
     50 MHZ
     128 MB RAM
     1 GB HD
     1 GB External HD
     Tape Back-up
     CD-ROM Drive
     3.5" Floppy Drive

easterlies.weather.net
     Sun SparcStation 20
     50 MHZ
     128 MB RAM
     1 GB HD
     CD-ROM Drive
     3.5" Floppy Drive

Computer Software

     In-house e-commerce credit billing software.

                                       11

                                   SCHEDULE 2

                         List of Seller's Subscriptions

"The reporting person agrees to furnish supplementally a copy of this omitted schedule to the Securities and Exchange Commission upon request."


                                       12

                                   SCHEDULE 3

                     Allocation of Acquisition Consideration

Computer equipment.......................... $8,000.00

The noncompete agreements
of Seller and the Stockholder
referred to in Paragraph 15 of

the Asset Purchase Agreement................$20,000.00

Subscriber list,
FlightBrief Name,
Goodwill........................Final Settlement Price minus items listed above.



                                       13

                                    EXHIBIT A

                       GENERAL BILL OF SALE AND ASSIGNMENT

         KNOW ALL MEN BY THESE PRESENTS, that FlightBrief Online Service, Inc., a Georgia corporation (the "Seller"), pursuant to and in consideration of the terms and conditions of the Asset Purchase Agreement dated November 11, 1999 (the "Asset Purchase Agreement") among Seller, Gregg F. Lewis and Data
Transmission Network Corporation, a Delaware corporation ("Buyer"), and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, has sold, granted, assigned, conveyed, transferred and set over to, and by these presents does sell, grant, assign, convey, transfer and set over to Buyer, its successors and assigns, all of Seller's right, title and interest in and to the "Assets" as such term is defined in Section 1 of the Asset Purchase Agreement, and all rights (whether at common law or otherwise), claims, and causes of action of Seller arising out of transactions occurring on or prior to the date hereof in connection with the Assets irrespective of the time or date on which any such right, claim, or cause of action may arise or accrue.

     TO HAVE AND TO HOLD, the same unto Buyer, its successors and assigns forever.

     Seller hereby represents and warrants to Buyer that it has good and marketable title to the Assets, free and clear of all liens and encumbrances, except as otherwise disclosed in the Asset Purchase Agreement.

     Seller, for itself and its successors and assigns, covenants and agrees with Buyer to warrant and defend the sale of the Assets hereby sold to Buyer, its successors and assigns, against the lawful claims and demands of all persons, except as set forth in the Asset Purchase Agreement, and agrees to take all steps necessary to put Buyer, its successors and assigns, in actual possession and operating control of the Assets.

     IN WITNESS WHEREOF, Seller has caused this General Bill of Sale and Assignment to be executed as of the 11th day of November, 1999.

                       FLIGHTBRIEF ONLINE SERVICE, INC., a
                       Georgia corporation

                        By:/s/ Gregg F. Lewis
                           ----------------------------
                           Gregg F. Lewis

                        Title: President

                                       14

                                    EXHIBIT B

                    Form of Registrant Name Change Agreement

                  Incorporated   herein  by  this   reference  is  the  form  of
                  Registrant  Name  Change   Agreement   Version  3.0  which  is
                  currently in effect for Network Solutions, Inc.

                                       15

                                    EXHIBIT C

                            ASSIGNMENT OF TRADEMARKS

         THIS ASSIGNMENT is made this 11th day of November, 1999, by FLIGHTBRIEF ONLINE SERVICE, INC., a Georgia corporation ("Assignor"), of 1987 Cobblewood Drive, Kennesaw, Georgia 30152, to DATA TRANSMISSION NETWORK CORPORATION, a Delaware corporation ("Assignee"), of 9110 West Dodge Road, Suite 200, Omaha, Nebraska 68114.

                                    RECITALS:

         A. Assignor is the owner of various trademarks and service marks, and registrations and applications for registration therefor, if any, used in connection with its business (collectively, the "Marks").

         B. Assignee is acquiring Assignor's business and in connection therewith all of Assignor's right, title and interest in and to the Marks and the registrations and applications for registration therefor, including without limitation the Marks listed on Exhibit A. If Assignor has filed intent-to-use applications for any of the Marks and has not yet filed a statement of use thereof, Assignor confirms that Assignee is the successor to the business of the Assignor within the meaning of 15 U.S.C. 1060.

         NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged:

         Assignor hereby assigns to Assignee all of Assignor's right, title and interest in and to the Marks, together with all of the goodwill of the business in connection with which the Marks are used and which is symbolized by the Marks, all registrations and applications for registration of the Marks, including without limitation the above identified registrations and applications for registration therefor, and the right to recover for past infringement of the Marks.

                                              FLIGHTBRIEF ONLINE SERVICE, INC.
                                              a Georgia Corporation

                                              By: /s/ Gregg F. Lewis
                                                  -----------------------------
                                                  Gregg F. Lewis, President

                                       16

STATE OF ____________ )
                                 ) ss

COUNTY OF __________ )

         On this day of _________, 1999, before me appeared Gregg F. Lewis, President of FlightBrief Online Service, Inc., a Georgia corporation, the Assignor, who acknowledged that he signed the foregoing instrument voluntarily on behalf of such company.

                                                       -------------------------
                                                         Notary Public

[Notary Seal]

                                       17

                                    EXHIBIT A

                           TO ASSIGNMENT OF TRADEMARKS

                     BY FLIGHTBRIEF ONLINE SERVICE, INC. TO
                      DATA TRANSMISSION NETWORK CORPORATION

                             SCHEDULE OF TRADEMARKS


         "The reporting person agrees to furnish supplementally a copy of this omitted schedule to the Securities and Exchange Commission upon request."


                                       18
                                     -159-